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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                      UBS MORTGAGE LOAN PURCHASE AGREEMENT

         Mortgage Loan Purchase Agreement, dated as of March 11, 2003 (the "Agreement"), between UBS Warburg Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance LLC, a Delaware limited liability company, as an additional party responsible for the Seller's obligations hereunder (in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party"), and Structured Asset Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

         The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-Through Certificates, Series 2003-C1. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of March 11, 2003, between the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

         The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers Inc. ("Lehman") and UBS Warburg LLC ("UBSW" and, together with Lehman, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBSW (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

                  In connection with the transactions contemplated hereby, the Seller, UBS (USA), Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the Placement Agents have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:


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         SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $633,197,429 (the "Initial UBS Pool Balance") as of the close of business on March 11, 2003 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on March 20, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS Pool Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

         SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 8 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

         (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and other than in respect of any assumption fees paid prior to the Closing Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

         (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

         (d) The Seller shall, through an Independent third party (the "Recording/Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to the Recording/Filing Agent), cause (i) each assignment of Mortgage, each assignment of

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Assignment of Leases and each assignment of UCC financing statement, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording or filing office, as the case may be, with copies of such returned assignments to be delivered by the Trustee to the Master Servicer on a monthly basis; provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

         The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

         (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans and a statement indicating which Escrow Payments and Reserve Funds are allocable to each Mortgage Loan, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

         (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

         (g) The Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.


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         (h) In connection with the obligations of the Master Servicer under
Sections 3.01(c) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan that is secured by the interests of the related Mortgagor in a hospitality property and each Mortgage Loan that has a related letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a Mortgage Loan with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(c) of the Pooling and Servicing Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

         SECTION 3. Representations, Warranties and Covenants of Seller and Additional Party.

         (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

               (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized, executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

               (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that


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         would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

               (viii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Representing Party are pending or contemplated.

         In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

               (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the


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         Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ii) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

               (iii) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

               (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

               (v) Neither the Seller nor anyone acting on its behalf has (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration


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         or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

               (vi) The Seller has been furnished with all information regarding
         (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.

               (vii) The Seller is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

               (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

               (ix) The Seller is a United States Tax Person and is not a Disqualified Organization.

         (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

         SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and the Additional Party as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).


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               (iii) The execution and delivery of this Agreement by the
         Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

         SECTION 5. Notice of Breach; Cure; Repurchase.

         (a) If the Seller or the Additional Party discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach", as the case may be), then (subject to Section 5(b)) the Seller shall, not later than 90 days after its receipt of a Mortgage Loan Seller Notification (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (i) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect,


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as the case may be, is not capable of being cured within the applicable Initial
Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within the applicable Resolution Extension Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the Initial Resolution Period and any such Resolution Extension Period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Material Document Defect so long as the Seller certifies to the Purchaser every six months thereafter that the Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken).

         If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the preceding paragraph, the Mortgage Loan that is the subject of the Material Document Defect either becomes a Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, within 15 days of receipt by the Seller of a Seller/Depositor Notification to such effect, the Seller shall cure the subject Material Document Defect. If, upon the expiration of such 15-day period, the Seller has failed to cure the subject Material Document Defect, the Master Servicer or the Special Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document Defect and, in such event, the Seller shall pay all reasonable costs and expenses in connection with the applicable servicer's effecting such cure.

         (b) In the event the Seller is obligated to repurchase any Mortgage Loan pursuant to this Section 5, such obligation shall extend to any REO Loan as to which (i) the subject Material Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property becoming an REO Property or within 90 days thereafter, and (ii) as to which the Seller had received, at least 90 days following the date on which the related Mortgaged Property becoming an REO Property, a Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject Mortgage Loan.

         (c) If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the


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Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser in any Mortgage Loan, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

         (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

         (e) Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller and the Additional Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller or the Additional Party discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. It is understood and agreed that the obligations of the Seller set forth in Sections 5 and 6 to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan, constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

         (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (xxvi) or paragraph (xlviii) of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor, (iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

         SECTION 6. Repurchase of Early Defeasance Mortgage Loans. If the Purchaser or the Master Servicer notifies the Seller or the Additional Party that the borrower under any of the Mortgage Loans that are Early Defeasance Mortgage Loans intends to defease the related Early Defeasance Mortgage Loan prior to the second anniversary of the date of initial issuance of the Certificates, the Seller shall promptly repurchase the affected Early Defeasance Mortgage Loan prior to its being defeased by the subject borrower, with such repurchase to be made at the related Purchase Price in accordance with the directions of the Master Servicer. Upon the repurchase of a Mortgage Loan that is an Early Defeasance Mortgage Loan pursuant to Sections 5 and/or 6, the Purchaser shall effect, and the Seller shall pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, relating to, a "qualified liquidation" of the related Loan REMIC in accordance with the REMIC Provisions.

         SECTION 7. Obligations of the Additional Party. The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller under Sections 5 and 6 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request the Additional Party to perform such obligations. Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder. Performance by the Additional Party of any of the Seller's obligations hereunder shall be deemed to be performance thereof by the Seller.

         SECTION 8. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019 at 10:00 A.M., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

         (a) All of the representations and warranties of the Seller and the Additional Party set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

         (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

         (c) All documents specified in Section 9 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

         (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

         (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller and Additional Party shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

         (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

         (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 9. Closing Documents. The Closing Documents shall consist of the following:

         (a) This Agreement duly executed by the Purchaser, the Additional Party and the Seller;

         (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

         (c) The Indemnification Agreement duly executed by the parties thereto;

         (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional Party, as the case may be, in this Agreement and of the Seller in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

         (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (f) As certified by an officer of each of the Seller and the Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of each of the Seller and the Additional Party, and (iii) a certificate of good standing of each of the Seller and the Additional Party, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

         (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

         (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

         (j) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the

Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Cadwalader, Wickersham & Taft as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

         (k) A favorable opinion of in-house counsel to each of the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

         (l) In connection with the Seller's receipt of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement;

         (m) A Certificate of the Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Securities Exchange Act of 1934, as amended; and

         (n) Such further certificates, opinions and documents as the Purchaser may reasonably request.

         SECTION 10. Costs. An amount equal to 47.63% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

         SECTION 11. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the

Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

         SECTION 12. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         SECTION 13. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

         SECTION 14. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

         SECTION 16. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER, THE ADDITIONAL PARTY AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVE, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

         SECTION 17. Further Assurances. The Seller, the Additional Party and the Purchaser agree to execute and deliver such instruments and take such further actions as any other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18. Successors and Assigns. The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party, as the case may be, may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party, as the case may be, is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

         SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the Additional Party, as applicable, has consented to such amendment or modification in writing.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                             SELLER
                             ------

                             UBS WARBURG REAL ESTATE INVESTMENTS INC.


                             By: /s/ Robert Pettinato
                                ----------------------------------------------
                                Name:  Robert Pettinato
                                Title: Director


                             By: /s/ Andrew Cohen
                                ----------------------------------------------
                                Name:  Andrew Cohen
                                Title: Director

                             Address for Notices:
                             1285 Avenue of the Americas, 11th Floor
                             New York, New York 10019
                             Attention:  Ahmed Alali
                             Telecopier No.: (212) 713-8518

                             ADDITIONAL PARTY
                             ----------------

                             UBS PRINCIPAL FINANCE LLC


                             By: /s/ Robert Pettinato
                                ----------------------------------------------
                                Name:  Robert Pettinato
                                Title: Director


                             By: /s/ Andrew Cohen
                                ----------------------------------------------
                                Name:  Andrew Cohen
                                Title: Director


                             Address for Notices:
                             1285 Avenue of the Americas, 11th Floor
                             New York, New York 10019
                             Attention:  Ahmed Alali
                             Telecopier No.: (212) 713-8518

                             PURCHASER
                             ---------

                             STRUCTURED ASSET SECURITIES CORPORATION II


                             By: /s/ Precilla G. Torres
                                ----------------------------------------------
                                Name:  Precilla G. Torres
                                Title: Senior Vice President

                             Address for Notices:
                             Structured Asset Securities Corporation II
                             745 Seventh Avenue
                             New York, New York 10019
                             Attention: Scott Lechner
                             Telecopier No.: (646) 758-4203

                                   EXHIBIT A

                             Mortgage Loan Schedule

   Mortgage Loan Number    Property Name                                             Address
            2              Pennmark                                                  315 West 33rd Street
            3              Westmoreland Mall                                         Route 30 East
            6              Franklin Avenue I                                         1225 and 1325 Franklin Avenue
            7              Camden Bluffs Apartments                                  5200 Summit Ridge Drive
            8              West Gude Office Park                                     20, 30, 40 & 46-60 West Gude Drive
            9              Brandywine Towne Center                                   5501 Concord Pike (US Route 202)
            11             1010 Wayne Avenue                                         1010 Wayne Avenue
            15             Bayview Community                                         5100 Coe Avenue
            16             Cedar Hill I & III                                        2216 & 2222 Gallows Road
            17             8484 Georgia Avenue                                       8484 Georgia Avenue
            19             10320 Little Patuxent Parkway                             10320 Little Patuxent Parkway
            20             Riverpointe Apartments                                    2550 Duportail Street
            23             Plaza Tower                                               111 Second Avenue Northeast
            24             Crosspointe Apartments                                    7803 West Deschutes Avenue
            25             Paoli Office Park                                         2 and 4 Industrial Boulevard
            26             United Jewelry Building                                   707 South Broadway
            27             Southampton Inn and Retail                                71 and 91 Hill Street
            33             Washington Plaza                                          5901 Route 42
            40             Dufwin Office Building                                    519 17th Street
            41             Plantation Park                                           1801 Northwest 66th Avenue
            44             Seven Fountains                                           1414 North Harper Avenue
            45             Pinehirst Mobile Home Park                                7 Oregon Avenue
            47             Franklin Avenue II                                        1205 Franklin Avenue
            48             Springfield Industrial                                    380 Union Street
            49             Chapel Creek Apartments                                   3410 Hidalgo Drive
            55             591 Summit Avenue                                         591 Summit Avenue
            60             Franklin Avenue III                                       1305 Franklin Avenue
            61             7837 & 7875 Telegraph Road                                7837-7875 Telegraph Road
            67             Rite Aid - Compton                                        1001 North Central Avenue
            68             Big Lake Estates and Sherburne County Mobile Home Park    Various
            70             The Granada Buildings                                     666-678 Lafayette Park Place
            74             Park Springs Apartments                                   2002 Irving Boulevard
            75             First Union Bank Building                                 3637 4th Street North
            79             Mansfield Commons and Mansfield II Shopping Centers       960 and 980 North Walnut Creek Drive
            81             Far Hills Center                                          27 Route 202
            83             288 North Broadway                                        288 North Broadway
            84             Rite Aid - Hackettstown                                   199 Mountain Avenue
            85             Walgreens - Marion                                        1323 North Baldwin Avenue
            87             Prairie Center                                            1700 Rock Prairie Road
            88             St. James Place Apartments                                12614 Crescent Oaks Place
            91             136 Summit Avenue                                         136 Summit Avenue
            93             Beltway 8 Office Warehouses 11 & 12                       5829 West Sam Houston Parkway
            94             CVS - St. Cloud                                           2101 13th Street
            95             Rite Aid - Franklin                                       949 Central Street
            98             252 Bleecker Street                                       252 Bleecker Street
            99             Eckerd - Pensacola                                        811 North Fairfield Drive
           100             Eckerd - Charleston                                       5160 Ashley Phosphate Road
           102             Eckerd - Satellite Beach                                  1596 Highway A1A
           105             303 Maple Street                                          303 Maple Street
           106             Port Walthall Shopping Center                             15700 Jefferson Davis Highway
           109             Route 50 Retail Center                                    772 Route 50
           112             Orlando Apartments and Buena Vista Apartments             Various
           113             601-603 Main Street                                       601-603 Main Street
           114             Fernando Apartments                                       901 South West 5th Street



City                 State  Zip Code  Cut-off Date Balance   Monthly P&I Payment     Mortgage Rate
New York             NY      10001            111,000,000.00              715,460.40          5.5900
Greensburg           PA      15601             85,000,000.00              499,380.84          5.0500
Garden City          NY      11530             48,436,005.59              292,968.30          6.0700
Reno                 NV      89523             35,200,000.00              157,031.11          5.2800
Rockville            MD      20850             35,200,000.00              214,595.47          5.8550
Wilmington           DE      19803             30,000,000.00              117,250.00          4.6900
Silver Spring        MD      20910             24,447,042.14              146,889.88          6.0000
Seaside              CA      93955             19,973,011.81              117,988.19          5.8500
Vienna               VA      22182             18,000,000.00              111,369.83          6.0000
Silver Spring        MD      20910             17,063,037.58              102,523.14          6.0000
Columbia             MD      21044             15,550,000.00               96,211.16          6.0000
Richland             WA      99352             15,310,000.00               75,026.09          5.8000
St. Petersburg       FL      33701             13,246,069.90               79,164.10          5.9500
Kennewick            WA      99336             13,130,000.00               64,343.08          5.8000
Willistown           PA      19301             12,473,288.10               75,507.29          6.0700
Los Angeles          CA      90014             11,884,945.01               75,216.10          6.5000
Southampton          NY      11968             11,456,332.91               80,910.04          6.9740
Blackwood            NJ      08012              8,485,885.07               58,673.82          6.7400
Oakland              CA      94612              7,178,410.41               43,167.64          6.0000
Plantation           FL      33313              6,990,745.07               42,193.82          6.0500
West Hollywood       CA      90046              6,834,725.92               40,236.22          5.8100
Old Orchard Beach    ME      04064              6,488,972.64               43,888.47          6.5000
Garden City          NY      11530              6,391,555.38               38,659.73          6.0700
West Springfield     MA      01089              6,390,288.32               39,926.79          6.0700
Dallas               TX      75220              6,334,931.59               35,776.21          5.4300
Jersey City          NJ      07306              5,184,906.78               31,747.23          6.1700
Garden City          NY      11530              4,593,930.43               27,786.68          6.0700
Pico Rivera          CA      90660              4,579,215.87               29,070.84          6.5300
Compton              CA      90222              4,121,859.00               37,207.60          8.5950
Various              MN     Various             3,993,213.93               27,008.29          6.5000
Los Angeles          CA      90057              3,988,539.98               26,958.32          6.4800
Irving               TX      75061              3,551,552.21               20,057.21          5.4300
St. Petersburg       FL      33704              3,492,677.81               21,436.41          6.2000
Mansfield            TX      76063              3,275,800.40               20,462.93          6.3750
Far Hills            NJ      07931              2,993,244.59               17,507.19          5.7500
Salem                NH      03079              2,969,836.65               19,625.16          6.2500
Hackettstown         NJ      07840              2,904,542.00               26,219.00          8.5950
Marion               IN      46952              2,819,109.19               17,338.93          6.2200
College Station      TX      77840              2,792,665.62               18,067.78          6.7000
Tampa                FL      33612              2,768,952.46               16,548.43          5.9500
Montvale             NJ      07645              2,696,295.29               15,653.71          5.6900
Houston              TX      77041              2,646,669.52               16,871.98          6.5700
St. Cloud            FL      34769              2,626,632.64               16,407.78          6.3750
Franklin             NH      03235              2,479,035.00               22,378.00          8.5950
New York             NY      10014              2,197,128.89               13,445.78          6.1800
Pensacola            FL      32506              2,154,785.25               13,824.31          6.6250
North Charleston     SC      29406              2,131,420.88               14,197.56          7.0000
Satellite Beach      FL      32937              2,022,457.40               12,906.10          6.5800
Springfield          MA      01105              1,990,773.04               12,314.34          6.2500
Colonial Heights     VA      23834              1,792,250.38               12,585.86          7.5000
Burnt Hills          NY      12027              1,395,972.55                9,409.21          6.4500
Miami                FL      33130              1,010,701.13                6,297.03          6.3500
New Rochelle         NY      10801                838,937.30                5,309.37          6.5000
Miami                FL      33130                719,075.83                4,480.17          6.3500



Remaining term to Maturity      Maturity-ARD    Remaining Amortization Term      Interest Accrual Basis
                             59         2/11/08                              276 Act/360
                            120         3/11/13                              300 30/360
                            119         2/11/13                              359 Act/360
                             58         1/11/08                              N/A Act/360
                            119         2/11/13                              331 Act/360
                             59         2/11/08                              N/A 30/360
                            118         1/11/13                              358 Act/360
                            119         2/11/13                              359 Act/360
                            119         2/11/13                              331 Act/360
                            118         1/11/13                              358 Act/360
                            119         2/11/13                              331 Act/360
                             83         2/11/10                              N/A Act/360
                             58         1/11/08                              358 Act/360
                             83         2/11/10                              N/A Act/360
                            118         1/11/13                              358 Act/360
                            119         2/11/13                              359 Act/360
                            119         2/11/13                              299 Act/360
                            119         2/11/13                              299 Act/360
                             57        12/11/07                              357 Act/360
                            119         2/11/13                              359 Act/360
                            118         1/11/13                              358 Act/360
                            119         2/11/13                              299 Act/360
                            119         2/11/13                              359 Act/360
                            119         2/11/13                              329 Act/360
                             58         1/11/08                              358 Act/360
                            117        12/11/12                              357 Act/360
                            119         2/11/13                              359 Act/360
                            119         2/11/13                              359 Act/360
                            221         8/10/21                              221 30/360
                            119         2/11/13                              299 Act/360
                            118         1/11/13                              298 Act/360
                             58         1/11/08                              358 Act/360
                            118         1/11/13                              358 Act/360
                            119         2/11/13                              359 Act/360
                             58         1/11/08                              358 Act/360
                            119         2/11/13                              299 Act/360
                            221         8/10/21                              221 30/360
                            118         1/11/13                              358 Act/360
                            117        12/11/12                              357 Act/360
                             58         1/11/08                              358 Act/360
                             83         2/11/10                              359 Act/360
                            119         2/11/13                              359 Act/360
                            119         2/11/13                              359 Act/360
                            221         8/10/21                              221 30/360
                            119         2/11/13                              359 Act/360
                            118         1/11/13                              358 Act/360
                            119         2/11/13                              359 Act/360
                            119         2/11/13                              359 Act/360
                            115        10/11/12                              355 Act/360
                            114         9/11/12                              354 Act/360
                            118         1/11/13                              298 Act/360
                            119         2/11/13                              359 Act/360
                            119         2/11/13                              359 Act/360
                            119         2/11/13                              359 Act/360


Administrative Cost Rate     Primary Servicing Fee   Ground Lease?    Mortgage Loan Seller
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS
                     0.09155                    0.09 Fee Simple       UBS



Defeasance                        ARD Mortgage Loan     Anticipated Repayment Date
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Yield Maintenance/Fixed Penalty   Yes                                          1/11/13
Defeasance                        No
Defeasance                        No
Yield Maintenance/Fixed Penalty   Yes                                          1/11/13
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        Yes                                          2/11/13
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Yield Maintenance                 No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        Yes                                          2/11/13
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No
Defeasance                        No



ARD Spread                  Credit Lease Loan (Tenant, Guarantor or Rated party)
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
2% + Greater of (Contract Rate or Treasury)  No
                                             No
                                             No
2% + Greater of (Contract Rate or Treasury)  No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
2% + Greater of (Contract Rate or Treasury)  No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
2% + Greater of (Contract Rate or Treasury)  No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No
                                             No


Cross Collateralized      Mortgage Loan Seller Loan ID
No                                    9999
No                                    9998
Yes (C)                              9403a
No                                    9410
No                                    9424
No                                    9408
No                                    9417
No                                    8668
Yes (B)                               9467
No                                    9418
Yes (B)                               9468
No                                    9464
Yes (A)                               9393
No                                    9465
No                                    9414
No                                    9541
No                                    9565
No                                    9538
No                                    9197
No                                    9413
No                                    9352
No                                    9478
Yes (C)                              9403b
No                                    9180
No                                    9444
No                                    9326
Yes (C)                              9403c
No                                    9550
No                                    9990
Yes (D)                               9373
No                                    9310
No                                    9445
No                                    9392
No                                    9324
No                                    9226
No                                    9386
No                                    9991
No                                    9409
No                                    9000
Yes (A)                               9394
No                                    9487
No                                    9474
No                                    9500
No                                    9992
No                                    9239
No                                    9364
No                                    9482
No                                    9456
No                                    9094
No                                    8904

No                                    9020
Yes (E)                               9525
No                                    9257
No                                    9524


                                   EXHIBIT B

                        Representations and Warranties

         Except as set forth on the schedule of exceptions attached hereto as
Schedule I of this Exhibit B, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

               (i) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in March 2003.

               (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by a the Seller or an Affiliate of the Seller, then, to the Seller's actual knowledge, after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

               (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan to the Trustee; no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

               (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

               (v) Loan Document Status. Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if separate from the related Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. Except as set forth on Schedule I-(v), the Mortgage Loan is non-recourse to the Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. Except as set forth on Schedule I-(v), a natural person as individual guarantor has agreed, in effect, to be jointly and severally liable with the related Mortgagor, for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of
     (A) any intentional fraud or material intentional misrepresentation by the related Mortgagor, (B) any breach on the part of the related Mortgagor of any environmental representations warranties, covenants or indemnity contained in the related Mortgage Loan documents, (C) misapplication or misappropriation of rents (received after an event of default), insurance proceeds or condemnation awards, and (D) the filing of a voluntary bankruptcy or insolvency proceeding by the related Mortgagor; provided that, in the case of any breach described in clause (B) of this paragraph, such entity (or individual) may instead cover through environmental insurance liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

               (vi) No Right of Rescission. Subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there is no valid offset, defense, counterclaim or right to rescission, abatement or diminution with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, to the actual knowledge of the Seller, no such claim has been asserted.

               (vii) Assignments. The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

               (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon and appurtenances and rights related thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable;
     (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a fully binding pro forma title policy or title policy commitment); (C) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property;
     (D) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (E) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group. With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a Balloon Payment, which would require a refinancing). If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all material personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property as presently operated by the Mortgagor, and that is located on the Mortgaged Property, which personal property includes, in the case of Mortgaged Properties operated by the related Mortgagor as a nursing facility or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that are owned by the Mortgagor and reasonably necessary or material to the operation of the subject Mortgaged Property. In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the Mortgagor's right to receive related hotel room revenues with respect to such Mortgaged Property.

               (ix) Taxes and Assessments. All taxes, governmental assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the Mortgaged Property and could constitute liens on the Mortgaged Property prior to the lien of the Mortgage and all ground rents that prior to the related

     Due Date in March 2003 became due and payable in respect of, and materially affect, any related Mortgaged Property have been paid or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the Mortgaged Property and could constitute liens on the Mortgaged Property prior to the lien of the Mortgage that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

               (x) No Material Damage. As of the date of origination of each Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and such Mortgaged Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

               (xi) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances, (or, if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent ) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller or any prior holder of the Mortgage Loan under such title insurance policy; and neither the Seller nor any of its affiliates has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the Mortgaged Property either to or from any adjoining property or across any easements on the Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the Mortgaged Property.

               (xii) Property Insurance. As of the date of its origination and, to the Seller's actual knowledge, as of the Cut-off Date, all insurance required under each related Mortgage (except as set forth on Schedule I-(xii) and except where a tenant, having an investment grade rating, is permitted to insure or self-insure under a lease) was in full force and effect with respect to each related Mortgaged Property; such insurance included (A) fire and extended perils insurance included within the classification "All Risk of Physical Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of (i) 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property without reduction for depreciation (except to the extent not permitted by applicable law) and (ii) the initial principal balance of such Mortgage Loan or the portion thereof allocable to such Mortgaged Property), and if applicable, the related hazard insurance policies contain appropriate endorsements to avoid application of co-insurance, (B) except as set forth on Schedule I-(xii), business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California or in "seismic zone" 3 or 4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor (except where a tenant, having an investment grade rating, is permitted to insure or self-insure under a lease) and the related loan documents provide that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related Mortgagor; the related Evidence of Property Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller or, to the actual knowledge of Seller, by any prior mortgagee under the subject Mortgage Loan; all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A), (B) and (C) above are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:V" from A.M. Best Company or at least "A-" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan; provided that the related Mortgage

     Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan. If the related Mortgaged Property is located in the State of California or in "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and (B) the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10% probability of incidence. Schedule I-(xii) attached hereto is true and correct in all material respects.

               (xiii) No Material Defaults. Other than payments due but not yet 30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B), to the knowledge of the Seller, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration (A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller on this Exhibit B or (B) with respect to which: (1) neither the Seller has any actual knowledge and
     (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date. Neither the Seller nor any prior holder of the Mortgage Loan has waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

               (xiv) No Payment Delinquency. As of the Closing Date, such Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment.

               (xv) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

               (xvi) Subordinate Debt. Except as set forth on Schedule I-(xvi), each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage Note, any related Mortgaged Property or any direct controlling interest in the

     Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund).

               (xvii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such Mortgage Loan to cease to be a "qualified mortgage" and such Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A) would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulation Section 1.1001-3, (B) would cause such Mortgage Loan not to be a "qualified mortgage" within the meaning of
     Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof) or (C) would cause a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

               (xviii) Prepayment Consideration. Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulation section 1.860G-1(b)(2).

               (xix) Environmental Conditions. Except as set forth on Schedule I-(xix), one or more environmental site assessments (or updates thereof) in each instance meeting American Society of Testing and Materials requirements were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) and/or update(s) referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); except as set forth on Schedule I-(xix), none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the responsible party set forth on Schedule I-(xix) (which responsible party has been reasonably determined by the Seller to have the creditworthiness to do so) is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or
     (5) environmental insurance has been obtained. Schedule I-(xix) sets forth each loan for which the clause (5) applies.

               The Mortgagor with respect to such Mortgage Loan has represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related Mortgaged Property and (A) the related Mortgagor and (except as set forth on Schedule I-(xix)), a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successor and assigns, against any losses, liabilities, damages, penalties, fines, claims and reasonable out-of-pocket expenses (excluding lost profits, consequential damages and diminution of value of the Mortgaged Property, provided that no Mortgage Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for "diminution in value" of the Mortgaged Property) paid, suffered or incurred by such mortgagee resulting from such Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or (B) environmental insurance has been obtained. If such Mortgage Loan is a Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on Schedule I-(xix).

               The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Seller or its successors and assigns in respect of the Mortgage Loan to liability under CERCLA or any other applicable federal, state or local environmental law. The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

               (xx) Realization Against Real Estate Collateral. The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph
     (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

               (xxi) Bankruptcy. The related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has any actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

               (xxii) Loan Security. Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

               (xxiii) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

               (xxiv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged Property.

               (xxv) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property, any direct interest therein or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing; no such consent has been granted by the Seller. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing; however, if the related Mortgaged Property is listed on Schedule I-(xxv), then certain direct controlling equity holders in the related Mortgagor are known to the Seller to have incurred, debt secured by their ownership interest in the related Mortgagor.

               (xxvi) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related Mortgagor, each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor, having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders). The Mortgage (under either specific or general expense provisions) requires the Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions involving the transfer of interests in such Mortgagor or the related Mortgaged Property requiring such consent or approval under the Mortgage including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues.

               (xxvii) Mortgagor Concentration. Except as set forth on Schedule I-(xxvii), such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool Balance.

               (xxviii) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the (a) material terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (b) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (a) and/or (b), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument. Schedule I-(xxviii) identifies each Mortgage Loan as to which, since the latest date the related due diligence materials were delivered to Allied Capital Corporation, there has been given, made or consented to an alteration, modification or assumption of the terms of the related Mortgage Note, Mortgage(s) or any related loan agreement and/or lock-box agreement and/or as to which, since such date, there has been a waiver other than as related to routine operational matters or minor covenants.

               (xxix) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

               (xxx) Property Release. The terms of the related Mortgage Note, Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), (C) payment of a release price equal to at least 125% of the amount of such Mortgage Loan allocated to the related Mortgaged Property or (D) the satisfaction of certain underwriting and legal requirements which would be considered reasonable by a prudent institutional commercial mortgage lender.

               (xxxi) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. For purposes of this paragraph, a Mortgaged Property shall be deemed "grandfathered" with respect to any laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the Mortgaged Property, if and to the extent that any of the construction, occupancy, use and operation of such Mortgaged Property:
     (A) conformed in all material respects with such laws, zoning ordinances, rules, covenants and restrictions affecting the improvements on the Mortgaged Property at the time the improvements on the Mortgaged Property were initially constructed or put into operation; and/or (B) was not addressed or otherwise prohibited by any such laws, zoning ordinances, rules, covenants and restrictions affecting the Mortgaged Property at the time the improvements on the Mortgaged Property were initially constructed or put into operation.

               (xxxii) Property Financial Statements. The related Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements, rent rolls and related information of each related Mortgaged Property and annual financial statements. If such Mortgage Loan had an original principal balance greater than $3 million, the related Mortgagor has covenanted to provide such operating statements, rent rolls and related information on a quarterly basis. If such Mortgage Loan has an original principal balance equal to or greater than $20 million, the related Mortgagor, if it obtains an audited financial statement, is required to provide a copy thereof to the holder of such Mortgage Loan at the related mortgagee's request.

               (xxxiii) Single Purpose Entity. If such Mortgage Loan has a Cut-off Date Balance in excess of $25 million, the related Mortgagor is obligated by its organizational documents and the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, except if such Mortgage Loan is a Mortgage Loan identified on Schedule I-(xxxiii), if such Mortgage Loan has a Cut-off Date Balance greater than $5 million and less than $25 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage Loan is outstanding. For purposes of this representation, "Single

     Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing such Mortgage Loan, (B) may not engage in any business unrelated to the related Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties and (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan documents. If such Mortgage Loan has an initial principal balance of $25 million and above and the related Mortgagor is a single member limited liability company, such Mortgagor's organizational documents provide that such Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued existence and there was obtained opinion of counsel confirming such continued existence. If such Mortgage Loan has, or is part of a group of Mortgage Loans with affiliated Mortgagors having, a Cut-off Date Balance equal to or greater than 2% of the Initial Pool Balance, or if such Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such Mortgagor.

               (xxxiv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

               (xxxv) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

               (xxxvi) Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

               (xxxvii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan and any such fees and expenses are the obligation of the Mortgagor under the terms of the Mortgage.

               (xxxviii) Cross-Collateralization. The related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund. The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

               (xxxix) Flood Hazard Insurance. Except as set forth on Schedule I-(xxxix), none of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if any portion of the improvements on the related Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

               (xl) Engineering Assessments. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided,
     (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

               (xli) Escrows. All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee all of its right, title and interest in and to such amounts.

               (xlii) Licenses, Permits and Authorizations. The related Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

               (xliii) Origination, Servicing and Collection Practices. The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

               (xliv) Fee Simple. Such Mortgage Loan is secured by a fee simple interest.

               (xlv) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

               (A) such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

               (B) upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date or may not be unreasonably withheld);

               (C) such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

               (D) unless otherwise set forth in such Ground Lease, such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

               (E) such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan and, at the Closing Date, such Ground Lease is in full force and effect; to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

               (F) such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

               (G) based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any Permitted Encumbrances;

               (H) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under such Ground Lease (not less than the time provided to the related lessee under such ground lease to cure such default) before the lessor thereunder may terminate or cancel such Ground Lease;

               (I) such Ground Lease has a currently effective term (including any options exercisable by the holder of the related Mortgage) that extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

               (J) under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage Loan documents, taken together, any related insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest thereon;

               (K) such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

               (L) upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor; and

               (M) the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage, except as set forth in an instrument or document contained in the related Mortgage File.

               (xlvi) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

               (xlvii) Tax Lot; Utilities. Except as set forth on Schedule I-(xlvii), each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

               (xlviii) Defeasance. Except as set forth on Schedule I-(xlviii), if such Mortgage Loan is a Defeasance Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance or (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulation section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) the Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the

     Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest.

               (xlix) Primary Servicing Rights. No Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in this Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to Wachovia, in its capacity as a primary servicer, or (C) as has been terminated.

               (l) Mechanics' and Materialmen's Liens. As of origination and, to the Seller's knowledge, as of the Closing Date, (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

               (li) Due Date. The Due Date for such Mortgage Loan is scheduled to be the tenth day or the eleventh day of each month.

               (lii) Assignment of Leases. Subject only to Permitted Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

               (liii) Mortgagor Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

               (liv) No Ownership Interest in Mortgagor. The Seller has no ownership interest in the related Mortgaged Property or the related Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

               (lv) No Undisclosed Common Ownership. Except as set forth on
     Schedule I-(lv), to the Seller's knowledge, no two properties securing Mortgage Loans are directly or indirectly under common ownership.

               (lvi) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

               (lvii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

               (lviii) ARD Mortgage Loan. If such Mortgage Loan is an ARD Mortgage Loan, then:

               (A) the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

               (B) such Mortgage Loan provides that from the related Anticipated Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of normal monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged Property, amounts due for reserves established under such Mortgage Loan, and payments for any other expenses, including capital expenses, related to such Mortgaged Property which are approved by mortgagee) will be applied to repay principal and accrued interest due under such Mortgage Loan;

               (C) no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan; and

               (D) the interest rate of such Mortgage Loan will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date.

               (lix) Appraisal. Except as set forth on Schedule I-(lx), an appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

                            SCHEDULE I TO EXHIBIT B

               Exceptions to the Representations and Warranties



Control
Number                       Property                            Issue
-------                      --------                            -----

Exceptions to Representation (v):   Loan Document Status
                                    --------------------
----------------------------------------------------------------------------------------------------------------------
       3         Westmoreland Mall                               No recourse carveout guaranty was executed.
---------------- ----------------------------------------------- -----------------------------------------------------

       7         Camden Bluffs Apartments                        In lieu of primary liability under the
                                                                 environmental indemnity, the borrower and the
                                                                 principals obtained an AIG Secured Creditor Policy
                                                                 for the benefit of Lender.  The principals are
                                                                 secondarily liable on the environmental indemnity
                                                                 in the event that Lender fails to recover under the
                                                                 Secured Creditor Policy.
---------------- ----------------------------------------------- -----------------------------------------------------

       9         Brandywine Towne Center                         No warm body recourse carveouts.  Acadia Realty
                                                                 Limited Partnership executed the recourse carve-out
                                                                 guaranty agreement.
---------------- ----------------------------------------------- -----------------------------------------------------

      45         Pinehirst Mobile Home Park                      The mortgage loan is recourse to a principal of the
                                                                 borrower, but terminates if borrower achieves
                                                                 certain income levels.
---------------- ----------------------------------------------- -----------------------------------------------------

      55         591 Summit Avenue                               The mortgage loan is recourse to a principal of the
                                                                 borrower until the borrower provides certain
                                                                 estoppels.
---------------- ----------------------------------------------- -----------------------------------------------------

      75         First Union Bank Building                       The mortgage loan is recourse to a principal of the
                                                                 borrower.
---------------- ----------------------------------------------- -----------------------------------------------------

      79         Mansfield Commons and Mansfield II Shopping     No warm body recourse carveouts.  The recourse
                 Centers                                         carveout liability springs to an individual
                                                                 principal in the event that the net worth of the
                                                                 current guarantor drops below $5,000,000.
---------------- ----------------------------------------------- -----------------------------------------------------


Control
Number                       Property                            Issue
-------                      --------                            -----
----------------------------------------------------------------------------------------------------------------------
      112        Orlando Apartments and Buena Vista Apartments   No warm body recourse carveouts.  The Related
                                                                 Companies executed a recourse carveout guaranty.
                                                                 However a principal of The Related Companies
                                                                 provides a supplemental guaranty if such company
                                                                 does not honor its obligations under the recourse
                                                                 carveout guaranty.  Such supplemental guaranty
                                                                 terminates upon The Related Companies' provision of
                                                                 financial statement acceptable to the lender.
---------------- ----------------------------------------------- -----------------------------------------------------

      113        601-603 Main Street                             The mortgage loan is recourse to a principal of the
                                                                 borrower.
---------------- ----------------------------------------------- -----------------------------------------------------

      114        Fernando Apartments                             No warm body recourse carveouts. The Related
                                                                 Companies executed the recourse carveout guaranty.
                                                                 However a principal of The Related Companies
                                                                 provides a supplemental guaranty if such company
                                                                 does not honor its obligations under the recourse
                                                                 carveout guaranty.  Such supplemental guaranty
                                                                 terminates upon The Related Companies' provision of
                                                                 financial statement acceptable to the lender.
---------------- ----------------------------------------------- -----------------------------------------------------

                 All Properties                                  With respect to the non-recourse carveout guarantee
                                                                 concerning fraud, certain of the guarantors have
                                                                 only agreed to be, in effect, jointly and severally
                                                                 liable in connection with and to the extent of any
                                                                 material fraud or material intentional fraud or
                                                                 material misrepresentations or material intentional
                                                                 misrepresentation by the related mortgagor.

                                                                 With respect to the non-recourse carve-out covering
                                                                 misapplication or misappropriation, some guarantors
                                                                 have agreed to cover "misapplication or conversion"
                                                                 or "misappropriation or conversion."
---------------- ----------------------------------------------- -----------------------------------------------------


Control
Number                       Property                            Issue
-------                      --------                            -----

Exception to Representation (xii):  Property Insurance
                                    ------------------
----------------------------------------------------------------------------------------------------------------------

      45         Pinehirst Mobile Home Park                      Insurance carriers required to be rated A:X from
                                                                 A.M. Best Company and A or better by Standard &
                                                                 Poor's, provided, however, current policies may be
                                                                 issued by carriers with BBB+ rating by S&P until
                                                                 renewal, at which time carriers must comply with
                                                                 foregoing requirements so long as such insurance is
                                                                 available
---------------- ----------------------------------------------- -----------------------------------------------------

      67         Rite Aid - Compton                              Business interruption insurance is not specifically
                                                                 required.  The liability program is subject to a
                                                                 self insured retention of $2,000,000.  The property
                                                                 insurance carriers are:  Royal:  BBB+/ A-XIV (80%)
                                                                 and Discover Re:  A+/ AXV (20%) on the first
                                                                 $5,000,000 and United States Fire:  BBB/A-X on
                                                                 losses from $5,000,000 to $10,000,000.
---------------- ----------------------------------------------- -----------------------------------------------------

      84         Rite Aid - Hackettstown                         Business interruption insurance is not specifically
                                                                 required.  The liability program is subject to a
                                                                 self insured retention of $2,000,000.  The property
                                                                 insurance carriers are:  Royal:  BBB+/ A-XIV (80%)
                                                                 and Discover Re:  A+/ AXV (20%) on the first
                                                                 $5,000,000 and United States Fire:  BBB/A-X on
                                                                 losses from $5,000,000 to $10,000,000.
---------------- ----------------------------------------------- -----------------------------------------------------

      85         Walgreens - Marion                              Walgreens self-insures.  In addition, business
                                                                 interruption insurance was not required because
                                                                 rent does not abate in the event of a casualty.
---------------- ----------------------------------------------- -----------------------------------------------------


Control
Number                       Property                            Issue
-------                      --------                            -----
----------------------------------------------------------------------------------------------------------------------

      95         Rite Aid - Franklin                             Business interruption insurance is not specifically
                                                                 required.  The liability program is subject to a
                                                                 self insured retention of $2,000,000.  The property
                                                                 insurance carriers are:  Royal:  BBB+/ A-XIV (80%)
                                                                 and Discover Re:  A+/ AXV (20%) on the first
                                                                 $5,000,000 and United States Fire:  BBB/A-X on
                                                                 losses from $5,000,000 to $10,000,000.
---------------- ----------------------------------------------- -----------------------------------------------------

                 All Properties                                  With respect to certain mortgage loans, the
                                                                 lender accepted comprehensive liability
                                                                 insurance in an amount less than that required by
                                                                 the loan documents.
---------------- ----------------------------------------------- -----------------------------------------------------

Exception to Representation (xvi):  Subordinate Debt
                                    ----------------
----------------------------------------------------------------------------------------------------------------------

       2         Pennmark                                        Subordinate debt secured by a pledge of the equity
                                                                 (mezzanine debt) in the approximate total amount of
                                                                 $35,000,000 was incurred. The subordinate lender
                                                                 entered into an intercreditor agreement with the
                                                                 lender.  The subordinate lender must obtain consent
                                                                 of the rating agencies before enforcing on its
                                                                 equity pledge.
---------------- ----------------------------------------------- -----------------------------------------------------

       7         Camden Bluffs Apartments                        Subordinate debt secured by a mortgage and a pledge
                                                                 of the equity (mezzanine debt) in the approximate
                                                                 total amount of $5,720,000 was incurred.  The
                                                                 subordinate lender entered into an intercreditor
                                                                 agreement with the lender.  The subordinate lender
                                                                 must obtain consent of the rating agencies before
                                                                 enforcing on its equity pledge.
---------------- ----------------------------------------------- -----------------------------------------------------

      20         Riverpointe Apartments                          Subordinate debt secured by a pledge of equity
                                                                 (mezzanine debt) in the approximate total amount of
                                                                 $2,583,966 was incurred. The subordinate lender
                                                                 entered into an intercreditor agreement with the
                                                                 lender.  The subordinate lender must obtain consent
                                                                 of the rating agencies before enforcing on its
                                                                 equity pledge.
---------------- ----------------------------------------------- -----------------------------------------------------


Control
Number                       Property                            Issue
-------                      --------                            -----
----------------------------------------------------------------------------------------------------------------------

      24         Crosspointe Apartments                          Subordinate debt secured by a pledge of the equity
                                                                 (mezzanine debt) in the approximate total amount of
                                                                 $2,216,034 was incurred. The subordinate lender
                                                                 entered into an intercreditor agreement with the
                                                                 lender.  The subordinate lender must obtain consent
                                                                 of the rating agencies before enforcing on its
                                                                 equity pledge.
---------------- ----------------------------------------------- -----------------------------------------------------

                 All Properties                                  The loan documents allow the borrower to incur
                                                                 certain trade payables up to a predetermined
                                                                 amount, which is generally less than 5% of the loan
                                                                 amount.  The only loan with an original principal
                                                                 balance of $25,000,000 or more, which allows the
                                                                 borrower to incur certain trade payables up to an
                                                                 amount that is 5% of the loan amount is the
                                                                 Westmoreland Mall Loan.
---------------- ----------------------------------------------- -----------------------------------------------------

Exceptions to Representation (xix):  Environmental Conditions
                                     ------------------------


----------------------------------------------------------------------------------------------------------------------

       3         Westmoreland Mall                               No warm body environmental indemnity or
                                                                 environmental insurance is in place.

---------------- ----------------------------------------------- -----------------------------------------------------

       7         Camden Bluffs Apartments                        Environmental insurance is in place with respect to
                                                                 the property.
---------------- ----------------------------------------------- -----------------------------------------------------

       9         Brandywine Towne Center                         No warm body environmental indemnity or
                                                                 environmental insurance is in place.
---------------- ----------------------------------------------- -----------------------------------------------------

      48         Springfield Industrial                          Environmental insurance is in place with respect to
                                                                 the property.
---------------- ----------------------------------------------- -----------------------------------------------------

      67         Rite Aid - Compton                              In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      68         Big Lake Estates and Sherburne County Mobile     In lieu of an environmental site assessment,
                 Home Park                                        a transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      79         Mansfield Commons and Mansfield II Shopping     No warm body environmental indemnity or
                 Centers                                         environmental insurance is in place.
---------------- ----------------------------------------------- -----------------------------------------------------

      81         Far Hills Center                                In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      83         288 North Broadway                              In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      84         Rite Aid - Hackettstown                         In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      87         Prairie Center                                  In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------



Control
Number                       Property                            Issue
-------                      --------                            -----
---------------- ----------------------------------------------- -----------------------------------------------------
      93         Beltway 8 Office Warehouses 11 & 12             In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      94         CVS - St. Cloud                                 In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      95         Rite Aid - Franklin                             In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      98         252 Bleecker Street                             In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      99         Eckerd - Pensacola                              In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      105        303 Maple Street                                In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      106        Port Walthall Shopping Center                   In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      112        Orlando Apartments and Buena Vista              In lieu of an environmental site assessment, a
                 Apartments                                      Transaction screen was performed.  No warm body
                                                                 environmental indemnity or environmental insurance
                                                                 is in place.
---------------- ----------------------------------------------- -----------------------------------------------------

      113        601-603 Main Street                             In lieu of an environmental site assessment, a
                                                                 transaction screen was performed.
---------------- ----------------------------------------------- -----------------------------------------------------

      114        Fernando Apartments                             In lieu of an environmental site assessment, a
                                                                 transaction screen was performed. No warm body
                                                                 environmental indemnity or environmental insurance
                                                                 is in place.
---------------- ----------------------------------------------- -----------------------------------------------------

Exceptions to Representation (xxv):  Due on Encumbrance
                                     -------------------
----------------------------------------------------------------------------------------------------------------------

       2         Pennmark                                        Subordinate debt secured by a pledge of the equity
                                                                 (mezzanine debt) in the approximate total amount of
                                                                 $35,000,000 was incurred. The subordinate lender
                                                                 entered into an intercreditor agreement with the
                                                                 lender. The subordinate lender must obtain consent
                                                                 of the rating agencies before enforcing on its
                                                                 equity pledge.
---------------- ----------------------------------------------- -----------------------------------------------------



Control
Number                       Property                            Issue
-------                      --------                            -----
---------------- ----------------------------------------------- -----------------------------------------------------
       7         Camden Bluffs Apartments                        Subordinate debt secured by a mortgage and a pledge
                                                                 of the equity (mezzanine debt) in the approximate
                                                                 total amount of $5,720,000 was incurred. The
                                                                 subordinate lender entered into an intercreditor
                                                                 agreement with the lender. The subordinate lender
                                                                 must obtain consent of the rating agencies before
                                                                 enforcing on its equity pledge.
---------------- ----------------------------------------------- -----------------------------------------------------

      20         Riverpointe Apartments                          Subordinate debt secured by a pledge of equity
                                                                 (mezzanine debt) in the approximate total amount of
                                                                 $2,583,966 was incurred. The subordinate lender
                                                                 entered into an intercreditor agreement with the
                                                                 lender. The subordinate lender must obtain consent
                                                                 of the rating agencies before enforcing on its
                                                                 equity pledge.
---------------- ----------------------------------------------- -----------------------------------------------------

      24         Crosspointe Apartments                          Subordinate debt secured by a pledge of equity
                                                                 (mezzanine debt) in the approximate total amount of
                                                                 $2,216,034 was incurred. The subordinate lender
                                                                 entered into an intercreditor agreement with the
                                                                 lender. The subordinate lender must obtain consent
                                                                 of the rating agencies before enforcing on its
                                                                 equity pledge.
---------------- ----------------------------------------------- -----------------------------------------------------

Exceptions to Representation (xxvii): Borrower Concentration
                                      ----------------------
----------------------------------------------------------------------------------------------------------------------

       2         Pennmark                                        Mortgage loan represents 8.02% of initial pool
                                                                 balance.
---------------- ----------------------------------------------- -----------------------------------------------------

       3         Westmoreland Mall                               Mortgage loan represents 6.14% of initial pool
                                                                 balance.
---------------- ----------------------------------------------- -----------------------------------------------------

       8         West Gude Office Park/                          Mortgage loans have affiliated borrowers and
                                                                 represent, in the aggregate, 5.28% of initial pool
      16         Cedar Hill I & III/                             balance.

      19         10320 Little Patuxent Parkway
---------------- ----------------------------------------------- -----------------------------------------------------


Control
Number                       Property                            Issue
-------                      --------                            -----
---------------- ----------------------------------------------- -----------------------------------------------------

Exceptions to Representation (xxviii): Waivers; Modifications
                                       ----------------------
----------------------------------------------------------------------------------------------------------------------

       2         Pennmark                                        The maturity date was changed from March 11, 2008
                                                                 to February 11, 2008
---------------- ----------------------------------------------- -----------------------------------------------------

       3         Westmoreland Mall                               The terms of the release of certain letters of
                                                                 credit were modified.
---------------- ----------------------------------------------- -----------------------------------------------------

       9         Brandywine Towne Center                         The terms of the mortgage were modified in an
                                                                 amendment to add eligibility requirements and
                                                                 permitted fund manager criteria with respect to
                                                                 transfers and to clarify the requirements for
                                                                 defeasance.  The note was amended and restated.
---------------- ----------------------------------------------- -----------------------------------------------------

      67         Rite Aid - Compton                              The lender agreed to a transfer of the mortgaged
                                                                 property.
---------------- ----------------------------------------------- -----------------------------------------------------

      84         Rite Aid - Hackettstown                         The Lender agreed to a transfer of the mortgaged
                                                                 property.
---------------- ----------------------------------------------- -----------------------------------------------------

      95         Rite Aid - Franklin                             The lender agreed to a transfer of the mortgaged
                                                                 property.
---------------- ----------------------------------------------- -----------------------------------------------------

Exceptions to Representation (xxxiii): Single Purpose Entity
                                       ---------------------
----------------------------------------------------------------------------------------------------------------------

      67         Rite Aid - Compton                              Borrowers is not a single asset entity.  It may own
                                                                 other Rite Aid properties.
---------------- ----------------------------------------------- -----------------------------------------------------

      84         Rite Aid - Hackettstown                         Borrowers is not a single asset entity.  It may own
                                                                 other Rite Aid properties.
---------------- ----------------------------------------------- -----------------------------------------------------

      95         Rite Aid - Franklin                             Borrowers is not a single asset entity.  It may own
                                                                 other Rite Aid properties.
---------------- ----------------------------------------------- -----------------------------------------------------

Exception to Representation (xxxix): Flood Hazard Insurance
                                     ----------------------
----------------------------------------------------------------------------------------------------------------------

68               Big Lakes Estates and Sherburne County Mobile   A portion of the Sherburne County Mobile Home Park
                 Home Park                                       is in a flood hazard area and flood insurance was
                                                                 not required because such parcel consists only
                                                                 of approximately 13 pad sites.
---------------- ----------------------------------------------- -----------------------------------------------------

Control
Number                       Property                            Issue
-------                      --------                            -----
---------------- ----------------------------------------------- -----------------------------------------------------

Exceptions to Representation (xlvii):  Tax Lot; Utilities
                                       ------------------
----------------------------------------------------------------------------------------------------------------------

48               Springfield Industrial                          A small portion of the property is a part of the
                                                                 tax lot of an adjoining owner.  To mitigate, lender
                                                                 required the borrower to post a $15,000 reserve.
                                                                 The borrower has covenanted to have the tax lots
                                                                 re-mapped such that all of the mortgaged property
                                                                 is a single tax lot.  A principal of the borrower
                                                                 has provided a guaranty with respect to the costs
                                                                 of the re-mapping and losses to the lender as a
                                                                 result of the property spanning two tax lots.  A
                                                                 lender obtained a letter from the city stating
                                                                 that, in the event of a discrepancy between the tax
                                                                 maps and the deed with respect to the mortgaged
                                                                 property, the deed will prevail.
---------------- ----------------------------------------------- -----------------------------------------------------

Exceptions to Representation (xlviii):  Defeasance
                                        ----------
----------------------------------------------------------------------------------------------------------------------

       6         Franklin Avenue I/                             In lieu of providing defeasance collateral in the
                                                                form of government securities with respect to 110%
      47         Franklin Avenue II/                            of the allocated loan amount, the mortgagor is
                                                                required to provide defeasance collateral in the
      60         Franklin Avenue III                            form of government securities with respect to 100%
                                                                of the allocated loan amount and make a cash deposit
                                                                equal to 25% of the allocated loan amount.
---------------- ---------------------------------------------- ------------------------------------------------------

      67         Rite Aid - Compton                             Defeasance is permitted prior to the second
                                                                anniversary of the Closing Date.
---------------- ---------------------------------------------- ------------------------------------------------------

      84         Rite Aid - Hackettstown                        Defeasance is permitted prior to the second
                                                                anniversary of the Closing Date.
---------------- ---------------------------------------------- ------------------------------------------------------

      95         Rite Aid - Franklin                            Defeasance is permitted prior to the second
                                                                anniversary of the Closing Date.
---------------- ---------------------------------------------- ------------------------------------------------------

Control
Number                       Property                            Issue
-------                      --------                            -----
---------------- ----------------------------------------------- -----------------------------------------------------

Exception to Representation (lv):  No Undisclosed Common Ownership
                                   -------------------------------
----------------------------------------------------------------------------------------------------------------------
      6        Franklin Avenue I/                                The properties are directly or indirectly under
                                                                 common ownership.  The properties are
     47        Franklin Avenue II/                               cross-collateralized and cross-defaulted.

     60        Franklin Avenue III
-------------- ------------------------------------------------- -----------------------------------------------------

      8        West Gude Office Park/                            The properties are directly or indirectly under
                                                                 common ownership.  Cedar Hill I & III and 10320
     16        Cedar Hill I & III/                               Little Patuxent Parkway are cross-collateralized
                                                                 and cross-defaulted.
     19        10320 Little Patuxent Parkway
-------------- ------------------------------------------------- -----------------------------------------------------

     11        1010 Wayne Avenue/                                The properties are directly or indirectly under
                                                                 common ownership.
     17        8484 Georgia Avenue
-------------- ------------------------------------------------- -----------------------------------------------------

     20        Riverpointe Apartments/                           The properties are directly or indirectly under
                                                                 common ownership.
     24        Crosspointe Apartments
-------------- ------------------------------------------------- -----------------------------------------------------

     23        Plaza Tower/                                      The properties are directly or indirectly under
                                                                 common ownership.  St. James Place Apartments and
     75        First Union Bank Building/                        Plaza Tower are cross-collateralized and
                                                                 cross-defaulted.
     88        St. James Place Apartments
-------------- ------------------------------------------------- -----------------------------------------------------

     48        Springfield Industrial/                           The properties are directly or indirectly under
                                                                 common ownership.
     105       303 Maple
-------------- ------------------------------------------------- -----------------------------------------------------

     49        Chapel Creek Apartments/                          The properties are directly or indirectly under
                                                                 common ownership.
     74        Park Springs Apartments
-------------- ------------------------------------------------- -----------------------------------------------------

     67        Rite Aid - Compton/                               The properties are directly or indirectly under
                                                                 common ownership.
     84        Rite Aid - Hackettstown/

     95        Rite Aid - Franklin
-------------- ------------------------------------------------- -----------------------------------------------------

     85        Walgreens - Marion/                               The properties are directly or indirectly under
                                                                 common ownership.
     102       Eckerd - Satellite Beach
-------------- ------------------------------------------------- -----------------------------------------------------

Control
Number                       Property                            Issue
-------                      --------                            -----
---------------- ----------------------------------------------- -----------------------------------------------------

     94        CVS - St. Cloud/                                  The properties are directly or indirectly under
                                                                 common ownership.
     99        Eckerd - Pensacola
-------------- ------------------------------------------------- -----------------------------------------------------

     112       Orlando Apartments and Buena Vista                The properties are directly or indirectly
               Apartments/                                       under common ownership.

     114          Fernando Apartments

-------------- ------------------------------------------------- -----------------------------------------------------

                                  EXHIBIT C-1

                    Opinion of Cadwalader, Wickersham & Taft

                 [LETTERHEAD OF CADWALADER, WICKERSHAM & TAFT]




                                 March 20, 2003

Addressees listed on Schedule A


Re: LB-UBS Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-Through Certificates, Series 2003-C1
     --------------------------------------------------------------------------

Ladies and Gentlemen:

          We are rendering this opinion pursuant to Section 9(j) of the Mortgage Loan Purchase Agreement, dated as of March 11, 2003 (the "MLPA"), among UBS Warburg Real Estate Investments Inc., as seller (the "Seller"), UBS Principal Finance LLC, as an additional party ("UBSPF") and Structured Asset Securities Corporation II, as purchaser ("SASC").

          We have acted as special counsel to the Seller in connection with the following transactions: (i) the sale by the Seller, and the purchase by SASC, of multifamily and commercial mortgage loans in the principal amount of approximately $653,197,429 (the "UBS Mortgage Loans"), pursuant to the MLPA;
(ii) the execution by the Seller of the UBS Indemnification Agreement, dated as of March 11, 2003 (the "Indemnification Agreement"), by and among the Seller, UBS (USA) Inc. ("UBS(USA)," and together with the Seller and UBSPF, the "UBS Entities"), SASC and the Underwriters (as defined below); and (iii) the acknowledgement by the Seller of certain sections of the Underwriting Agreement, dated as of March 11, 2003 (the "Underwriting Agreement"), by and among SASC, Lehman Brothers Inc. ("Lehman") and UBS Warburg LLC (together with Lehman, the "Underwriters") and acknowledged with respect to certain sections by the Seller and Lehman Brothers Holdings Inc.

          We have also acted as special counsel to UBS(USA) in connection with the execution by UBS(USA) of the Indemnification Agreement and to UBSPF in connection with the execution by UBSPF of the MLPA.

          The MLPA, the Indemnification Agreement and Underwriting Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the respective meanings set forth in the MLPA.

          In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and public records, agreements, instruments and other documents, including, among other things, the documents and agreements delivered at the closing of the purchase and sale of the Certificates (the "Closing"), as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity of the text of each document filed with the Securities and Exchange Commission through its Electronic Data Gathering, Analysis and Retrieval System to the printed document reviewed by us, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to the opinions expressed below that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the UBS Entities, SASC and the Underwriters, including those contained in the Agreements and other documents, certificates, agreements and opinions delivered at the Closing, and of public officials. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the UBS Entities and others in connection with the preparation and delivery of this letter. We have examined such questions of law as we have deemed necessary for purposes of these opinions.

          We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to the UBS Entities, that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

          We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and federal laws (without regard to conflicts of laws principles) of the United States of America.

          Based upon and subject to the foregoing, we are of the opinion that:

          1. The MLPA and the Underwriting Agreement each constitutes the legal, valid and binding agreement of the Seller, and the MLPA constitutes the legal, valid and binding agreement of UBSPF, enforceable against the Seller or UBSPF, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that (a) the enforcement of rights with respect to indemnification and contribution obligations and (b) provisions (i) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (ii) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy.

          2. None of the sale of the UBS Mortgage Loans, the consummation by the Seller or UBSPF, as applicable, of any of the other transactions contemplated by the Agreements to which it is a party or the execution, delivery and performance of the terms of the Agreements to which it is a party by the Seller or UBSPF, as applicable, will conflict with, or result in the violation of, any New York State or federal law that is applicable to the Seller or UBSPF, as applicable.

          3. The execution, delivery and performance of the terms of the Indemnification Agreement by UBS(USA) will not conflict with, or result in the violation of, any New York State or federal law that is applicable to UBS(USA).

          4. The execution, delivery and performance by (a) the Seller of the Agreements, (b) UBSPF of the MLPA, and (c) UBS(USA) of the Indemnification Agreement, and the consummation by the Seller, UBSPF and UBS(USA), as applicable, of the transactions contemplated under the Agreements, the MLPA and the Indemnification Agreement, respectively, do not require any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory bodies of the United States of America pursuant to those laws, rules and regulations of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by (a) the Agreements, to be obtained on the part of the Seller, (b) the MLPA, to be obtained by UBSPF and (c) the Indemnification Agreement to be obtained by UBS(USA), except those that may be required under state securities or blue sky laws, and such other approvals that have been obtained and, to our knowledge, are in effect.

          We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.


                                                     Very truly yours,

                                   Schedule A
                                   ----------



Structured Asset Securities Corporation II                     Standard and Poor's Ratings Services, a division of The
745 Seventh Avenue                                             McGraw-Hill Companies, Inc.
New York, New York  10019                                      55 Water Street, 10th Floor
                                                               New York, New York  10004

Lehman Brothers Inc.                                           LaSalle Bank National Association
745 Seventh Avenue                                             135 South LaSalle Street, Suite 1625
New York, New York  10019                                      Chicago, Illinois  60603

UBS Warburg LLC                                                Fitch, Inc.
1285 Avenue of the Americas                                    One State Street Plaza
New York, New York  10019                                      New York, New York  10004

                                  EXHIBIT C-2

       Opinions of In-House Counsel to the Seller, the Additional Party
                             and the Co-Indemnitor

                [FORM OF OPINION OF IN-HOUSE COUNSEL TO SELLER]



                                 March 20, 2003


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


LB-UBS Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-
     Through Certificates, Series 2003-C1
     --------------------------------------------------------------


Ladies and Gentlemen:

          I am Executive Director and Counsel of UBS AG. UBS Warburg Real Estate Investments Inc., a Delaware corporation ("UBSREI"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBSREI and the purchase by Structured Asset Securities Corporation II ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase Agreement, dated as of March 11, 2003 (the "Sale Agreement"), by and among UBSREI, UBS Principal Finance LLC and SASC, (ii) the execution by UBSREI of the Underwriting Agreement, dated as of March 11, 2003, (the "Underwriting Agreement"), by and among SASC, Lehman Brothers Inc. ("Lehman") and UBS Warburg LLC ("UBSW" and, together with Lehman, the "Underwriters") and acknowledged with respect to certain sections by UBSREI and (iii) the execution by UBSREI of the UBS Indemnification Agreement, dated as of March 11, 2003, by and among UBSREI, SASC, UBS (USA) Inc. ("UBS(USA)") and the Underwriters (the "Indemnification Agreement," and, together with the Sale Agreement and the Underwriting Agreement, the "Agreements"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Underwriting Agreement.

          I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the articles of incorporation, by-laws and incumbency resolution adopted by the directors of UBSREI and the Agreements and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

          A. All signatures of parties, other than UBSREI, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSREI, is duly authorized to do so.

          B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

          C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

          D. All other parties to documents, other than UBSREI, have the requisite power and authority to consummate the transactions contemplated by the Agreements and to execute and deliver the applicable documents.

          Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

          1. Each of the Agreements has been duly authorized, executed and delivered by UBSREI.

          2. UBSREI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreements.

          3. The execution, delivery and performance of the terms of the Agreements will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSREI and known to me as being applicable to UBSREI.

          4. There is no action, suit or proceeding against, or investigation of, UBSREI pending or, to my knowledge, threatened against UBSREI before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreements, (b) seeks to prevent the consummation of any of the transactions contemplated by the Agreements or (c) would materially and adversely affect (i) the performance by UBSREI of its obligations under, or the validity or enforceability of, the Agreements, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

          5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSREI or the transactions contemplated by the Agreements, is required on the part of UBSREI for the execution, delivery or performance by UBSREI of the Agreements, except those which have been obtained and are in full force and effect.

          6. The execution, delivery and performance by UBSREI of, and the consummation of the transactions contemplated by, the Agreements do not and will not result in a breach of any term or provision of the organizational documents of UBSREI or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSREI is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSREI pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Agreements or be reasonably likely to impair materially the ability of UBSREI to perform under the terms of the Agreements.

          In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

          1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the corporation law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

          2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

          3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

          The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreements, and may not be relied upon by any other person or entity, without my specific prior written consent.


                                       Sincerely,





                                       Greg Walker
                                       Executive Director

                                   SCHEDULE A


UBS Warburg LLC                                             Standard and Poor's Ratings Services, a division
1285 Avenue of the Americas                                      of The McGraw-Hill Companies, Inc.
New York, New York 10019                                    55 Water Street, 10th Floor
                                                            New York, New York 10004

Lehman Brothers Inc.                                        Fitch, Inc.
745 Seventh Avenue                                          One State Street Plaza
New York, New York 10019                                    New York, New York 10004

Structured Asset Securities Corporation II
745 Seventh Avenue
New York, New York 10019